UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock World Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock World Income Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2012

Investment Objective

BlackRock World Income Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended June 30, 2012, the Fund outperformed its benchmark, the J.P. Morgan Global Government Bond Broad Index.

What factors influenced performance?

•

The Fund’s duration positioning and country selection were positive factors for performance at the start of 2012. An overweight relative to the benchmark index in Italian debt contributed positively to returns as yields on select bonds fell in the middle of the first quarter. (Yields and prices move inversely.) The Fund’s emerging markets exposure had a positive impact, with notable strength from Russia, Poland and Mexico. With respect to currency exposure, a tactical short position in the euro versus the US dollar added to returns as European economic data deteriorated during the period. The Fund’s holdings of inflation-linked securities in Europe and Japan also enhanced results. An allocation to high yield boosted performance, as did security selection with the sector.

•

Detracting from performance was an overweight in Germany versus core Europe as the broader risk appetite improved early in 2012. Short duration positions in the United States and United Kingdom hindered returns in the latter half of the period as a risk-averse sentiment returned to the markets.

Describe recent portfolio activity.

•

Early in the six-month period, the Fund moved to a tactical short duration position in the United States in light of improving US economic data. In spread sectors, the Fund added to its US financials positions and increased exposure to European covered bonds, but took profits on some of those holdings following the first-quarter risk rally, especially within senior US financials. As a hedge against continued deterioration in the European debt crisis, the Fund implemented a short euro position versus the US dollar. The Fund also closed its long position in the Japanese yen versus the US dollar in light of relatively strong US growth and an unexpected Japanese current account deficit.

•

In the latter half of the period, the Fund increased exposure to short-term Spanish debt and tactically traded its underweights to France and the Netherlands based on volatility stemming from presidential elections in those nations. The Fund took profits on a portion of its long duration position in Australia, which performed well throughout the period. Risk reduction trades included reducing exposure to euro-denominated senior financials in favor of euro covered bonds. The Fund also took profits on its long duration position in Canada, while adding exposure to local markets in Poland and South Africa. The Fund reduced its short duration position in the United Kingdom and took profits on holdings of Gulf Cooperation Council corporates and US senior financials. With respect to currency trades, the Fund increased its short position in the euro versus multiple currencies while decreasing long euro positions versus the Hungarian forint, Norwegian kroner and Swiss franc, and continued to tactically trade the euro versus the US dollar. Additionally, the Fund initiated a short US dollar position versus the Malaysian ringgit.

•

The Fund utilized derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. The Fund’s derivatives holdings had a negative impact on performance for the period.

•

The Fund accumulated cash during the period as a result of the Fund’s structural yield curve trades. Due to the limited availability of the desired quality issuers across various maturities, the Fund’s cash balance rose to above-average levels. The Fund’s cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

Disappointing economic data in the US along with the threat of the looming fiscal cliff and upcoming presidential elections have joined to cast a pall over financial markets. Historically low yields on safe-haven debt instruments around the globe clearly reflect investors’ fear of the unknown within Europe and suggest that any signs of stability could result in price adjustments based on the fundamentals within individual markets.

•

As of period end, the Fund remained overweight in Italy and continued to maintain exposure to short-term Spanish debt as Fund management believes market sentiment has been overly bearish in the face of recent policy action. However, given recent high levels of volatility, the Fund maintained hedges against these positions in the form of underweights in core Europe along with a short position in the euro versus the US dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends.

[3]	This unmanaged index measures the performance of leading government bond markets based on total return in US currency.

Performance Summary for the Period Ended June 30, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.37%	2.16%	4.77%	N/A	5.04%	N/A	8.30%	N/A
Investor A	2.06	2.06	4.74	0.55%	4.85	4.00%	8.05	7.61%
Investor B	1.57	1.77	4.16	0.16	4.30	3.96	7.48	7.48
Investor C	1.39	1.67	3.93	2.93	4.07	4.07	7.26	7.26
Investor C1	1.50	1.76	3.97	2.97	4.24	4.24	7.45	7.45
J.P. Morgan Global Government Bond Broad Index	—	0.75	2.95	N/A	7.28	N/A	6.99	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,021.60	$5.53	$1,000.00	$1,019.39	$5.52	1.10%
Investor A	$1,000.00	$1,020.60	$6.53	$1,000.00	$1,018.40	$6.52	1.30%
Investor B	$1,000.00	$1,017.70	$9.43	$1,000.00	$1,015.52	$9.42	1.88%
Investor C	$1,000.00	$1,016.70	$10.43	$1,000.00	$1,014.53	$10.42	2.08%
Investor C1	$1,000.00	$1,017.60	$9.53	$1,000.00	$1,015.43	$9.52	1.90%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[6]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) These shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Investor C1 Shares are only available through dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and(b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	7

Portfolio Information

As of June 30, 2012

Portfolio Composition	Percent of Long-Term Investments
Foreign Agency Obligations	49%
Corporate Bonds	40
US Treasury Obligations	5
Asset-Backed Securities	3
Taxable Municipal Bonds	1
Non-Agency Mortgage-Backed Securities	1
Preferred Securities	1

Geographic Allocation	Percent of Long-Term Investments
United States	19%
United Kingdom	9
Italy	8
Australia	6
France	6
Mexico	5
Netherlands	5
South Korea	4
Germany	4
Spain	4
Poland	4
Europe	3
Sweden	3
Canada	2
Ireland	2
South Africa	2
Brazil	2
Other[1]	12

[1]

Other includes a 1% or less investment in each of the following countries: Luxembourg, Russia, Argentina, Colombia, Denmark, Indonesia, Finland, Turkey, Kazakhstan, Qatar, El Salvador, Switzerland, Lithuania, Japan, Belgium, United Arab Emirates, Dominican Republic and Venezuela.

8	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
France — 0.3%
Auto ABS Compartiment, Series 2007-1, Class A, 0.79%, 2/25/19 (a)	EUR	64	$80,416
Cars Alliance Funding Plc, Series 2012-F1F, Class A, 1.38%, 9/25/21		200	253,100
			333,516
Italy — 0.1%
COMP, Series 2007-2, Class A, 0.87%, 10/25/20 (a)		87	109,271
Luxembourg — 0.5%
Bumper 2 SA, Series 2011-2, Class A, 1.63%, 2/23/23 (a)		500	636,521
Netherlands — 0.1%
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16		60	76,792
Highway BV, Series 2012-1, Class A, 1.48%, 3/26/24 (a)		100	126,828
			203,620
United Kingdom — 0.9%
Bumper 2 SA (a):
Series 2012-5, Class A1, 1.58%, 6/20/22		300	382,942
Series 2012-5, Class A2, 2.03%, 6/20/22	GBP	300	470,550
Turbo Finance, Series 2012-1, Class A, 2.03%, 2/20/19 (a)		203	320,513
			1,174,005
United States — 0.9%
Capital One Multi-Asset Execution Trust, Series 4-3C, 6.63%, 4/19/17 (a)		300	479,702
Santander Drive Auto Receivables Trust, Series 2012-3, Class A3, 1.08%, 4/15/16	USD	115	115,145
SLM Student Loan Trust (a):
Series 2012-2, Class A, 0.95%, 1/25/29		268	270,037
Series 2012-C, Class A1, 1.34%, 8/15/23 (b)		290	290,229
			1,155,113
Total Asset-Backed Securities — 2.8%			3,612,046

Common Stocks	Shares
Canada — 0.1%
Ainsworth Lumber Co. Ltd. (b)(c)		47,014	83,121
Total Common Stocks — 0.1%			83,121

Corporate Bonds	Par (000)		Value
Australia — 0.4%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD	500	$524,373
Brazil — 1.3%
Petrobras International Finance Co., 3.88%, 1/27/16	USD	1,610	1,662,228
Canada — 1.4%
Air Canada, 10.13%, 8/01/15 (b)	CAD	395	376,338
CDP Financial, Inc., 3.00%, 11/25/14 (b)	USD	1,300	1,367,027
			1,743,365
Denmark — 0.9%
Nykredit Realkredit A/S, Series 12H, 2.00%, 1/01/13	DKK	6,990	1,199,683
Europe — 3.0%
European Investment Bank:
6.50%, 8/07/19	AUD	1,875	2,097,897
6.00%, 8/06/20		620	676,502
VTB Bank OJSC Via VTB Capital SA, 6.88%, 5/29/18	USD	1,040	1,090,700
			3,865,099
France — 1.5%
BNP Paribas Home Loan SFH, 3.13%, 3/22/22	EUR	200	259,092
BNP Paribas SA, 3.22%, 12/20/14 (a)	USD	975	975,226
Electricité De France, 5.50%, 10/17/41	GBP	200	321,268
Pernod-Ricard SA, 5.00%, 3/15/17	EUR	300	415,679
			1,971,265
Germany — 1.7%
FMS Wertmanagement AoR:
1.38%, 1/16/15		300	385,637
1.63%, 2/22/17		400	516,338
HSH Nordbank AG, 1.53%, 2/14/17 (a)		50	40,812
Kreditanstalt fuer Wiederaufbau:
1.38%, 2/21/17		485	624,931
1.88%, 3/20/19		170	219,870
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (b)		250	338,521
			2,126,109
Ireland — 1.6%
DEPFA ACS Bank, 4.20%, 11/30/12	CAD	250	243,182
Intesa Sanpaolo Bank Ireland Plc, 4.00%, 8/08/13	EUR	300	378,055
Irish Life & Permanent Group Holdings Plc, 3.60%, 1/14/13 (b)	USD	600	581,457
Smurfit Kappa Acquisitions, 7.25%, 11/15/17 (b)	EUR	300	402,429

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
BUBOR	Budapest Interbank Offered Rate
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
GO	General Obligation Bonds
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RB	Revenue Bonds
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Ireland (concluded)
Talisman Finance Plc, Series 7, Class A, 0.96%, 4/22/17 (a)	EUR	455	$498,531
			2,103,654
Italy — 0.4%
Intesa Sanpaolo SpA, 5.75%, 5/28/18 (a)		450	475,511
Japan — 0.4%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14		400	503,669
Kazakhstan — 0.7%
KazMunaiGaz Finance Sub BV, 7.00%, 5/05/20 (b)	USD	800	908,000
Luxembourg — 0.8%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	120	142,748
RSHB Capital SA for OJSC Russian Agricultural Bank, 9.00%, 6/11/14	USD	770	847,054
			989,802
Mexico — 1.9%
Pemex Project Funding Master Trust, Series 13, 6.63%, 6/15/35		760	904,400
Petroleos Mexicanos, 4.88%, 1/24/22 (b)		1,420	1,533,600
			2,438,000
Netherlands — 2.9%
ABN Amro Bank NV, Series E, 3.75%, 7/15/14	EUR	300	400,756
Achmea BV, 5.13% (a)(d)		50	47,287
Allianz Finance II BV, 5.75%, 7/08/41 (a)		300	341,940
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 3.88%, 2/08/22	USD	80	81,379
ELM BV for Swiss Life Insurance & Pension Group, 5.25% (a)(d)	EUR	250	272,082
VimpelCom Holdings BV, 7.50%, 3/01/22 (b)	USD	730	685,791
Waha Aerospace BV, 3.93%, 7/28/20		1,458	1,518,996
Ziggo Finance BV, 6.13%, 11/15/17 (b)	EUR	250	337,730
			3,685,961
South Africa — 0.6%
Eskom Holdings Ltd., 5.75%, 1/26/21 (b)	USD	700	765,625
South Korea — 0.2%
POSCO, 5.25%, 4/14/21 (b)		200	219,063
Spain — 0.4%
Santander Issuances SA Unipersonal, 1.41%, 3/23/17 (a)	EUR	200	179,758
Telefonica Emisiones SAU, 5.46%, 2/16/21	USD	400	348,317
			528,075
Sweden — 0.6%
Svenska Handelsbanken AB, 2.88%, 9/14/12 (b)		750	753,128
Switzerland — 0.4%
UBS AG/Stamford CT, Series BKNT, 5.88%, 12/20/17		500	558,503
United Arab Emirates — 0.3%
IPIC GMTN Ltd., 5.50%, 3/01/22 (b)		320	348,800

Corporate Bonds	Par (000)		Value
United Kingdom — 3.7%
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	505	$612,953
FCE Bank Plc:
7.13%, 1/15/13	EUR	400	521,386
9.38%, 1/17/14		50	70,077
Fidelity International Ltd., 7.13%, 2/13/24	GBP	200	323,153
Imperial Tobacco Finance Plc, 5.50%, 9/28/26		180	312,805
Lloyds TSB Bank Plc:
6.25%, 4/15/14	EUR	150	203,988
9.88%, 12/16/21 (a)	USD	345	372,600
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (b)		800	866,540
The Royal Bank of Scotland Plc, 6.38%, 4/29/14	GBP	250	415,343
Virgin Media Secured Finance Plc:
7.00%, 1/15/18		303	508,948
5.50%, 1/15/21		285	468,671
			4,676,464
United States — 10.0%
Altria Group, Inc.:
9.25%, 8/06/19	USD	108	150,043
10.20%, 2/06/39		157	255,396
Bank of America Corp., 5.63%, 7/01/20		200	214,127
Boston Scientific Corp., 6.25%, 11/15/15		120	134,400
CIT Group, Inc., 4.75%, 2/15/15 (b)		420	429,975
CMS Energy Corp., 6.25%, 2/01/20		270	299,843
Comcast Corp., 6.40%, 3/01/40		515	642,510
Consol Energy, Inc., 8.25%, 4/01/20		350	367,500
Cox Communications, Inc., 8.38%, 3/01/39 (b)		410	576,990
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		400	463,046
DISH DBS Corp.:
7.00%, 10/01/13		345	363,112
6.63%, 10/01/14		230	246,675
Domtar Corp., 9.50%, 8/01/16		130	155,101
El Paso Natural Gas Co., 8.63%, 1/15/22		700	895,988
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		320	339,802
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		275	302,933
Jabil Circuit, Inc., 7.75%, 7/15/16		350	399,000
JPMorgan Chase & Co., 4.50%, 1/24/22		55	59,247
Kraft Foods, Inc.:
1.34%, 7/10/13 (a)		260	260,938
6.13%, 2/01/18		175	209,705
5.38%, 2/10/20		210	248,505
6.50%, 11/01/31		100	123,307
Lincoln National Corp., 6.25%, 2/15/20		585	661,998
MetLife, Inc., 6.75%, 6/01/16		549	643,757
Murray Street Investment Trust I, 4.65%, 3/09/17 (e)		150	150,289
NewPage Corp., 11.38%, 12/31/14 (c)(f)		635	409,575
News America, Inc., 6.40%, 12/15/35		115	132,592
Oracle Corp., 5.38%, 7/15/40		400	490,092
Prudential Financial, Inc., 3.88%, 1/14/15		300	314,130
QVC, Inc., 5.13%, 7/02/22 (b)		86	87,787
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	300	394,836
Southwestern Energy Co., 7.50%, 2/01/18	USD	410	491,875
Tiers Trust, Series 2012-1, 2.22%, 5/12/14 (a)(b)		280	280,000
Time Warner Cable, Inc., 5.88%, 11/15/40		295	330,160
Verizon Communications, Inc., 6.90%, 4/15/38		500	687,959

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
Wells Fargo & Co.:
4.60%, 4/01/21	USD	60	$66,938
3.50%, 3/08/22		140	144,055
WM Covered Bond Program, 4.38%, 9/16/14	EUR	210	278,793
			12,702,979
Total Corporate Bonds — 35.1%			44,749,356

Foreign Agency Obligations
Argentina Bonos, 7.00%, 10/03/15	USD	870	624,829
Argentina Government International Bond, 8.28%, 12/31/33		1,080	707,688
Belgium Government Bond, Series 59, 2.75%, 3/28/16	EUR	355	468,058
Bundesobligation, 0.75%, 2/24/17		625	796,671
Bundesrepublik Deutschland, 4.75%, 7/04/40		125	235,435
Canadian Government Bond, 4.00%, 6/01/41	CAD	325	430,631
Colombia Government International Bond:
7.38%, 9/18/37	USD	590	871,430
6.13%, 1/18/41		300	390,000
Dominican Republic International Bond, 9.04%, 1/23/18		219	243,734
El Salvador Government International Bond, 7.63%, 2/01/41 (b)		580	609,870
France Government Bond OAT:
3.00%, 4/25/22	EUR	1,350	1,753,868
4.50%, 4/25/41		980	1,444,362
Indonesia Government International Bond (b):
7.50%, 1/15/16	USD	350	404,250
4.88%, 5/05/21		670	730,300
Inflation Linked Korea Treasury Bond, 2.75%, 3/10/17	KRW	1,798,594	1,692,712
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	400	330,816
Italy Buoni Poliennali Del Tesoro:
3.00%, 4/15/15	EUR	1,410	1,727,233
4.75%, 9/15/16		920	1,162,813
4.75%, 5/01/17		200	250,108
4.50%, 2/01/20		750	895,357
4.00%, 9/01/20		1,493	1,708,220
4.75%, 9/01/21		300	357,273
5.50%, 9/01/22		180	223,642
5.00%, 8/01/39		694	739,755
5.00%, 9/01/40		695	738,476
Korea Treasury Bond, Series 1409, 5.00%, 9/10/14	KRW	3,203,000	2,895,214
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	500	523,390
4.13%, 7/04/17	EUR	310	449,952
Landwirtschaftliche Rentenbank, 4.88%, 2/21/20	CAD	490	549,049
Lithuania Government International Bond, 7.38%, 2/11/20 (b)	USD	428	504,937
Mexican Bonos:
9.50%, 12/18/14	MXN	8,666	721,471
Series M 10, 7.75%, 12/14/17		17,675	1,501,620

Foreign Agency Obligations	Par (000)		Value
Mexico Government International Bond, 5.63%, 1/15/17	USD	920	$1,070,650
Netherlands Government Bond:
2.25%, 7/15/22	EUR	475	608,546
4.00%, 1/15/37		40	63,135
New South Wales Treasury Corp., Series C1B1, 2.75%, 11/20/25	AUD	3,640	4,670,776
Nordic Investment Bank, 6.00%, 8/20/14		950	1,021,326
Poland Government Bond:
5.00%, 4/25/16	PLN	1,825	553,802
4.75%, 10/25/16		2,010	604,089
5.75%, 10/25/21		875	274,083
Poland Government International Bond:
3.88%, 7/16/15	USD	740	781,292
5.13%, 4/21/21		980	1,083,390
5.00%, 3/23/22		540	589,410
Qatari Diar Finance QSC, 5.00%, 7/21/20 (b)		745	834,400
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17	AUD	1,595	1,820,658
Republic of South Africa, 13.50%, 9/15/15	ZAR	5,540	822,365
Russian Foreign Bond Eurobond:
3.25%, 4/04/17 (b)	USD	200	201,248
7.50%, 3/31/30 (g)		1,071	1,285,412
Société Financement de l’Economie Française, 3.38%, 5/05/14 (b)		955	992,205
South Africa Government Bond, 6.50%, 2/28/41	ZAR	3,240	307,515
South Africa Government International Bond, 6.88%, 5/27/19	USD	220	270,050
Spain Government Bond:
3.15%, 1/31/16	EUR	835	981,455
4.25%, 10/31/16		730	875,333
5.50%, 4/30/21		725	863,025
4.20%, 1/31/37		640	553,758
4.70%, 7/30/41		200	183,953
Sweden Government Bond, 4.50%, 8/12/15	SEK	12,650	2,018,748
Turkey Government International Bond:
7.50%, 7/14/17	USD	490	571,463
6.25%, 9/26/22		370	419,025
United Kingdom Gilt, 4.75%, 12/07/38	GBP	1,632	3,403,770
Vnesheconombank Via VEB Finance Plc, 6.03%, 7/05/22 (b)(h)	USD	315	314,216
Total Foreign Agency Obligations — 43.0%			54,722,262

Non-Agency Mortgage-Backed Securities
United Kingdom — 0.2%
Arkle Master Issuer Plc, Series 2012-1A, Class 2A1, 2.17%, 5/17/60 (a)(b)		289	292,011
United States — 0.4%
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 5.07%, 1/25/35 (a)		159	151,488
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2, 5.05%, 12/12/34		340	342,006
			493,494
Total Non-Agency Mortgage-Backed Securities — 0.6%			785,505

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Other Interests (i)	Beneficial Interest (000)			Value
United States — 0.2%
Adelphia Escrow	USD	575		$6
Stanley Martin, Class B Membership Units (acquired 12/09/09, cost $240,152) (j)		—	(k)	283,975
				283,981
Total Other Interests — 0.2%				283,981

Preferred Securities	Par (000)
Capital Trusts
Netherlands — 0.4%
Rabobank Nederland NV, 11.00% (a)(b)(d)		400		503,200
Total Preferred Securities — 0.4%				503,200

Taxable Municipal Bonds
United States — 0.8%
Port Authority of New York & New Jersey, RB, 4.93%, 10/01/51		90		99,619
State of California, GO, 5.95%, 4/01/16		850		969,536
				1,069,155
Total Taxable Municipal Bonds — 0.8%				1,069,155

US Treasury Obligations
United States — 3.9%
US Treasury Bonds, 3.75%, 8/15/41		3,971		4,788,780
US Treasury Notes, 1.75%, 5/15/22		225		226,828
				5,015,608
Total US Treasury Obligations — 3.9%				5,015,608

Warrants (l)	Shares
United States — 0.0%
HealthSouth Corp. (Expires 1/16/14)		14,085		—
Venezuela — 0.1%
Venezuela Oil Obligations (Expires 4/15/20)		3,000		87,750
Total Warrants — 0.1%				87,750
Total Long-Term Investments (Cost — $106,914,736) — 87.0%				110,911,984

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (m)(n)		11,464,105		11,464,105
Total Short-Term Securities (Cost — $11,464,105) — 9.0%				11,464,105

Options Purchased	Notional Amount (000)			Value
Over-the-Counter Put Options — 0.2%
USD Currency:
Strike Price MXN 13.80, Expires 8/02/12, Broker Deutsche Bank AG	USD	2,075		$78,406
Strike Price MXN 13.80, Expires 8/02/12, Broker HSBC Holdings Bank		2,005		75,761
Strike Price MXN 13.43, Expires 8/02/12, Broker Barclays Plc		4,080		73,848
				228,015
Total Options Purchased (Cost — $107,366) — 0.2%				228,015
Total Investments before Options Written (Cost — $118,486,207) — 96.2%				122,604,104

Options Written
Over-the-Counter Put Options — (0.1)%
USD Currency, Strike Price MXN 13.80, Expires 8/02/12, Broker Barclays Plc		4,080		(149,083)
Total Options Written (Premiums Received — $149,083) — (0.1%)				(149,083)
Total Investments, Net of Options Written — 96.1%				122,455,021
Other Assets Less Liabilities — 3.9%				4,981,622
Net Assets — 100.0%				$127,436,643

(a)	Variable rate security. Rate shown is as of report date.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
JPMorgan Chase & Co.	$314,216	$(784)

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Restricted security as to resale. As of June 30, 2012 the Fund held 0.22% of its net assets, with a current value of $283,975 and an original cost of $240,152 in this security.

(k)	Amount is less than $500.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Schedule of Investments (continued)

(m)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,542,017	4,922,088	11,464,105	$4,553

(n)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
2	10-Year Australian Treasury Bond	Australian Securities Exchange	September 2012	AUD	250,916	$(2,127)
2	10-Year Canadian Bond	Montreal	September 2012	CAD	276,900	3,040
38	Euro-BOBL	Eurex	September 2012	EUR	4,783,820	(60,506)
18	Euro-BUXL	Eurex	September 2012	EUR	2,356,920	(301,163)
5	Long Gilt Bond	London Financial Futures	September 2012	GBP	595,550	(3,547)
Total						$(364,303)

•	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
34	2-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	7,486,375	$2,357
73	3-Year Australian Treasury Bond	Australian Securities Exchange	September 2012	AUD	8,058,550	16,223
31	5-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	3,843,031	(5,958)
2	10-Year Japanese Government Bond	Tokyo	September 2012	JPY	287,300,000	(4,525)
26	30-Year US Treasury Bond	Chicago Board of Trade	September 2012	USD	3,847,188	(20,124)
20	Euro-Bund	Eurex	September 2012	EUR	2,818,000	81,521
102	Euro-Schatz	Eurex	September 2012	EUR	11,270,490	34,064
21	Ultra Long US Treasury Bond	Chicago Board of Trade	September 2012	USD	3,503,719	11,736
Total						$115,294

•	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	50,000	USD	62,970	Citigroup, Inc.	7/03/12	$305
JPY	385,809,375	GBP	3,125,000	Citigroup, Inc.	7/18/12	(66,469)
JPY	50,932,000	USD	615,498	Royal Bank of Scotland Group Plc	7/18/12	21,806
MXN	515,000	USD	38,874	Citigroup, Inc.	7/18/12	(324)
PLN	4,728,500	USD	1,404,448	Royal Bank of Scotland Group Plc	7/18/12	12,202
SEK	13,189,500	USD	1,875,211	UBS AG	7/18/12	30,432
SGD	2,905,800	USD	2,308,515	Royal Bank of Scotland Group Plc	7/18/12	(14,622)
USD	9,990,541	AUD	9,832,000	Citigroup, Inc.	7/18/12	(58,213)
USD	1,982,230	CAD	1,979,500	Goldman Sachs Group, Inc.	7/18/12	38,559
USD	5,527,799	GBP	3,464,000	Goldman Sachs Group, Inc.	7/18/12	102,853
USD	475,559	GBP	300,000	Royal Bank of Scotland Group Plc	7/18/12	5,731
USD	353,902	GBP	221,000	UBS AG	7/18/12	7,795
USD	1,991,100	MXN	25,727,000	Royal Bank of Scotland Group Plc	7/18/12	65,323
USD	317,716	PLN	1,027,000	Citigroup, Inc.	7/18/12	10,028
USD	184,863	PLN	586,000	Deutsche Bank AG	7/18/12	9,299
USD	578,088	PLN	1,849,500	Deutsche Bank AG	7/18/12	23,982

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	13

Schedule of Investments (continued)

Foreign currency exchange contracts as of June 30, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	367,750	PLN	1,266,000	JPMorgan Chase & Co.	7/18/12	$(11,541)
USD	1,966,719	SEK	13,189,400	UBS AG	7/18/12	61,091
USD	2,271,636	SGD	2,905,800	Royal Bank of Scotland Group Plc	7/18/12	(22,257)
USD	306,937	ZAR	2,475,000	UBS AG	7/18/12	4,865
USD	569,365	ZAR	4,379,900	UBS AG	7/18/12	34,801
ZAR	6,854,500	USD	822,220	Royal Bank of Scotland Group Plc	7/18/12	14,368
EUR	600,000	USD	761,927	JPMorgan Chase & Co.	7/25/12	(2,495)
EUR	4,150,000	USD	5,203,482	UBS AG	7/25/12	49,253
USD	62,980	EUR	50,000	Citigroup, Inc.	7/25/12	(306)
USD	37,718	EUR	30,000	Citigroup, Inc.	7/25/12	(254)
USD	266,528	EUR	210,000	Citigroup, Inc.	7/25/12	727
USD	34,635,480	EUR	26,239,000	Citigroup, Inc.	7/25/12	1,424,274
USD	263,074	EUR	201,000	Deutsche Bank AG	7/25/12	8,665
USD	79,224	EUR	62,000	JPMorgan Chase & Co.	7/25/12	750
USD	990,508	EUR	760,000	JPMorgan Chase & Co.	7/25/12	28,561
USD	37,514	EUR	30,000	UBS AG	7/25/12	(458)
KRW	751,146,000	USD	659,536	UBS AG	8/06/12	(5,240)
GBP	1,715,460	EUR	2,115,000	Royal Bank of Scotland Group Plc	8/08/12	9,097
EUR	2,040,000	USD	2,566,340	Citigroup, Inc.	8/09/12	16,075
USD	6,428,257	EUR	5,120,000	Citigroup, Inc.	8/09/12	(53,098)
ZAR	24,888,875	USD	2,875,000	UBS AG	8/21/12	147,462
USD	2,385,120	EUR	1,845,000	Royal Bank of Scotland Group Plc	8/22/12	49,231
MYR	8,192,610	USD	2,565,000	HSBC Bank	9/25/12	2,090
SGD	2,905,800	USD	2,273,204	Royal Bank of Scotland Group Plc	10/17/12	21,370
USD	1,389,789	PLN	4,728,500	Royal Bank of Scotland Group Plc	10/17/12	(12,094)
USD	1,869,683	SEK	13,189,500	UBS AG	10/17/12	(30,040)
USD	811,464	ZAR	6,854,500	Royal Bank of Scotland Group Plc	10/17/12	(14,264)
USD	1,206,619	DKK	7,117,000	Barclays Bank Plc	1/02/13	(10,872)
Total						$1,898,448

•	Credit default swaps on single-name issues — buy protection outstanding as of June 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Time Warner Cable, Inc.	1.00%	Credit Suisse Group AG	3/20/17	USD	530	$2,042
Time Warner, Inc.	1.00%	Credit Suisse Group AG	3/20/17	USD	1,000	3,403
Viacom, Inc.	1.00%	Citigroup, Inc.	6/20/17	USD	1,040	2,502
Devon Energy Corp.	1.00%	Deutsche Bank AG	6/20/17	USD	900	12,666
Republic of Ireland	1.00%	Deutsche Bank AG	6/20/17	USD	1,025	(17,326)
News America, Inc.	1.00%	Deutsche Bank AG	6/20/17	USD	1,220	2,602
News America, Inc.	1.00%	Goldman Sachs Group, Inc.	6/20/17	USD	450	3,981
Diageo Plc	1.00%	Deutsche Bank AG	9/20/17	EUR	1,055	(7,297)
Royal Bank of Scotland	3.00%	Deutsche Bank AG	9/20/17	EUR	840	(11,928)
UBS AG	1.00%	Deutsche Bank AG	9/20/17	EUR	1,500	(3,950)
Allianz SE	1.00%	JPMorgan Chase & Co.	9/20/17	EUR	250	1,062
Republic of Ireland	1.00%	JPMorgan Chase & Co.	9/20/17	USD	350	(8,140)
Johnson Controls, Inc.	1.00%	JPMorgan Chase & Co.	9/20/17	USD	580	(2,310)
Total						$(22,693)

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Schedule of Investments (continued)

•	Credit default swaps on single-name issues — sold protection outstanding as of June 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
DIRECTV Holdings LLC	1.00%	Credit Suisse Group AG	3/20/17	BBB	USD	1,000	$10,376
DIRECTV Holdings LLC	1.00%	Credit Suisse Group AG	3/20/17	BBB	USD	530	5,930
Canadian Natural Resources Ltd.	1.00%	Deutsche Bank AG	6/20/17	BBB+	USD	900	(22,748)
Republic of Italy	1.00%	Deutsche Bank AG	6/20/17	BBB+	USD	400	(18,030)
Interpublic Group of Cos., Inc.	1.00%	Goldman Sachs Group, Inc.	6/20/17	BB+	USD	450	2,481
Credit Suisse Group AG	1.00%	Deutsche Bank AG	9/20/17	A	EUR	1,500	3,949
Lloyds TSB Bank Plc	3.00%	Deutsche Bank AG	9/20/17	A	EUR	840	9,621
SABMiller Plc	1.00%	JPMorgan Chase & Co.	9/20/17	BBB+	EUR	770	1,978
AXA SA	1.00%	JPMorgan Chase & Co.	9/20/17	A	EUR	250	(470)
Republic of Italy	1.00%	JPMorgan Chase & Co.	9/20/17	BBB+	USD	350	1,689
Total							$(5,224)

	[1]	Using Standard and Poor’s rating.

	[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under terms of the agreement.

•	Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.60%[3]	6-Month EURIBOR	Deutsche Bank AG	10/18/13	EUR	2,880	$33,032
1.52%[3]	6-Month EURIBOR	Deutsche Bank AG	10/20/13	EUR	3,835	39,216
6.67%[4]	6-Month BUBOR	Deutsche Bank AG	8/29/21	HUF	735,010	(22,541)
Total						$49,707

	[3]	Fund pays a floating rate and receives fixed rate.

	[4]	Fund pays a fixed rate and receives floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$3,321,817	$290,229	$3,612,046
Common Stocks	$83,121	—	—	83,121
Corporate Bonds	—	44,469,356	280,000	44,749,356
Foreign Agency Obligations	—	54,097,433	624,829	54,722,262
Non-Agency Mortgage-Backed Securities	—	785,505	—	785,505
Other Interests	—	—	283,981	283,981
Preferred Securities	—	503,200	—	503,200
Taxable Municipal Bonds	—	1,069,155	—	1,069,155
US Treasury Obligations	—	5,015,608	—	5,015,608
Warrants	—	87,750	—	87,750
Short-Term Securities	11,464,105	—	—	11,464,105
Total	$11,547,226	$109,349,824	$1,479,039	$122,376,089

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	15

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$2,429,010	—	$2,429,010
Interest rate contracts	$148,941	72,248	—	221,189
Credit contracts	—	64,282	—	64,282
Liabilities:
Foreign currency exchange contracts	—	(451,630)	—	(451,630)
Interest rate contracts	(397,950)	(22,541)	—	(420,491)
Credit contracts	—	(92,199)	—	(92,199)
Total	$(249,009)	$1,999,170	—	$1,750,161

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$578,998	—	—	$578,998
Cash pledged as collateral for swaps	5,000	—	—	5,000
Foreign currency	1,598,529	—	—	1,598,529
Total	$2,182,527	—	—	$2,182,527

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2012.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Foreign Agency Obligations	Non-Agency Mortgage-Backed Securities	Other Interests	Warrants	Total
Assets:
Opening balance, as of December 31, 2011	—	—	$780,922	$1,975	$214,331	$81,750	$1,078,978
Transfers into Level 3[2]	—	—	—	—	—	—	—
Transfers out of Level 3[2]	—	—	—	—	—	—	—
Accrued discounts/premiums	—	$(6)	3,909	—	—	—	3,903
Net realized gain (loss)	—	—	—	780	—	—	780
Net change in unrealized appreciation/depreciation[3]	$229	(78)	(160,002)	(674)	69,650	(81,750)	(172,625)
Purchases	290,000	280,084	—	—	—	—	570,084
Sales	—	—	—	(2,081)	—	—	(2,081)
Closing Balance, as of June 30, 2012	$290,229	$280,000	$624,829	—	$283,981	—	$1,479,039

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/deprecation on investments still held as of June 30, 2012 was $(90,200).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $107,022,102)	$111,139,999
Investments at value — affiliated (cost — $11,464,105)	11,464,105
Cash pledged as collateral for financial futures contracts	578,998
Unrealized appreciation on foreign currency exchange contracts	2,200,995
Foreign currency at value (cost — $1,590,251)	1,598,529
Interest receivable	1,546,053
Swaps premiums paid	389,407
Capital shares sold receivable	251,066
Swaps receivable	189,584
Variation margin receivable	159,335
Options written receivable	149,083
Unrealized appreciation on swaps	136,530
Cash pledged as collateral for swaps	5,000
Prepaid expenses	1,685
Total assets	129,810,369

Liabilities
Investments purchased payable	497,827
Swaps premiums received	363,937
Unrealized depreciation on foreign currency exchange contracts	302,547
Capital shares redeemed payable	235,747
Swaps payable	216,512
Income dividends payable	196,221
Options written at value (premiums received — $149,083)	149,083
Unrealized depreciation on swaps	114,740
Investment advisory fees payable	51,389
Service and distribution fees payable	42,228
Other affiliates payable	677
Other liabilities	70,085
Other accrued expenses payable	132,733
Total liabilities	2,373,276
Net Assets	$127,436,643

Net Assets Consist of
Paid-in capital	$133,284,264
Distributions in excess of net investment income	(1,422,228)
Accumulated net realized loss	(10,213,179)
Net unrealized appreciation/depreciation	5,787,786
Net Assets	$127,436,643

Net Asset Value
Institutional — Based on net assets of $24,712,858 and 4,082,005 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.05
Investor A — Based on net assets of $64,548,848 and 10,668,812 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.05
Investor B — Based on net assets of $3,182,520 and 526,163 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.05
Investor C — Based on net assets of $24,797,289 and 4,099,373 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.05
Investor C1 — Based on net assets of $10,195,128 and 1,687,175 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.04

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	17

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)
Investment Income
Interest	$2,875,463
Dividends — unaffiliated	9,000
Dividends — affiliated	4,553
Foreign taxes withheld	(4,453)
Total income	2,884,563

Expenses
Investment advisory	391,564
Service — Investor A	80,912
Service and distribution — Investor B	13,258
Service and distribution — Investor C	123,562
Service and distribution — Investor C1	42,148
Transfer agent — Institutional	26,995
Transfer agent — Investor A	50,935
Transfer agent — Investor B	3,844
Transfer agent — Investor C	23,206
Transfer agent — Investor C1	9,714
Professional	40,640
Printing	38,423
Registration	31,126
Accounting services	26,643
Custodian	22,469
Officer and Directors	8,012
Miscellaneous	39,544
Total expenses	972,995
Less fees waived by advisor	(2,199)
Less transfer agent fees waived and/or reimbursed — class specific	(10,594)
Total expenses after fees waived and/or reimbursed	960,202
Net investment income	1,924,361

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,112,931
Financial futures contracts	(647,073)
Foreign currency transactions	(921,921)
Options written	149,573
Swaps	(494,322)
199,188
Net change in unrealized appreciation/depreciation on:
Investments	408,065
Financial futures contracts	(325,505)
Foreign currency transactions	510,695
Swaps	(128,350)
464,905
Total realized and unrealized gain	664,093
Net Increase in Net Assets Resulting from Operations	$2,588,454

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$1,924,361	$4,914,867
Net realized gain (loss)	199,188	(442,971)
Net change in unrealized appreciation/depreciation	464,905	(1,163,674)
Net increase in net assets resulting from operations	2,588,454	3,308,222

Dividends to Shareholders From
Net investment income:
Institutional	(384,995)	(965,092)
Investor A	(898,692)	(2,042,798)
Investor B	(38,476)	(123,130)
Investor C	(245,278)	(517,316)
Investor C1	(114,083)	(297,167)
Decrease in net assets resulting from dividends to shareholders	(1,681,524)	(3,945,503)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(8,045,078)	(26,812,299)

Redemption Fee
Redemption fee	—	743

Net Assets
Total decrease in net assets	(7,138,148)	(27,448,837)
Beginning of period	134,574,791	162,023,628
End of period	$127,436,643	$134,574,791
Distributions in excess of net investment income	$(1,422,228)	$(1,665,065)

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	19

Financial Highlights

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)

		Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$6.01	$6.03	$6.03	$5.92	$6.42	$6.27
Net investment income[1]	0.10	0.22	0.23	0.22	0.24	0.27
Net realized and unrealized gain (loss)	0.04	(0.06)[2]	0.02 [2]	0.37 [2]	(0.38)[2]	0.20 [2]
Net increase (decrease) from investment operations	0.14	0.16	0.25	0.59	(0.14)	0.47
Dividends and distributions from:
Net investment income	(0.10)	(0.18)	(0.22)	(0.48)	(0.36)	(0.32)
Tax return of capital	—	—	(0.03)	—	—	—
Total dividends and distributions	(0.10)	(0.18)	(0.25)	(0.48)	(0.36)	(0.32)
Net asset value, end of period	$6.05	$6.01	$6.03	$6.03	$5.92	$6.42

Total Investment Return[3]
Based on net asset value	2.16%[4]	2.79%	4.24%	10.34%	(2.23)%	7.87%

Ratios to Average Net Assets
Total expenses	1.12%[5]	1.09%	1.03%	1.09%	1.03%	1.04%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.10%[5]	1.09%	1.03%	1.09%	1.03%	1.04%
Net investment income	3.32%[5]	3.77%	3.73%	3.75%	3.72%	4.31%

Supplemental Data
Net assets, end of period (000)	$24,713	$27,615	$36,672	$41,525	$42,108	$44,799
Portfolio turnover	29%	99%	130%	201%[6]	201%[7]	134%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)

		Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$6.01	$6.03	$6.03	$5.92	$6.41	$6.26
Net investment income[1]	0.09	0.21	0.21	0.21	0.22	0.26
Net realized and unrealized gain (loss)	0.03	(0.06)[2]	0.03 [2]	0.36 [2]	(0.36)[2]	0.20 [2]
Net increase (decrease) from investment operations	0.12	0.15	0.24	0.57	(0.14)	0.46
Dividends and distributions from:
Net investment income	(0.08)	(0.17)	(0.21)	(0.46)	(0.35)	(0.31)
Tax return of capital	—	—	(0.03)	—	—	—
Total dividends and distributions	(0.08)	(0.17)	(0.24)	(0.46)	(0.35)	(0.31)
Net asset value, end of period	$6.05	$6.01	$6.03	$6.03	$5.92	$6.41

Total Investment Return[3]
Based on net asset value	2.06%[4]	2.56%	4.00%	10.11%	(2.29)%	7.66%

Ratios to Average Net Assets
Total expenses	1.32%[5]	1.31%	1.26%	1.30%	1.26%	1.25%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.30%[5]	1.31%	1.26%	1.30%	1.26%	1.25%
Net investment income	3.12%[5]	3.54%	3.47%	3.54%	3.51%	4.10%

Supplemental Data
Net assets, end of period (000)	$64,549	$67,108	$76,388	$75,509	$75,294	$68,840
Portfolio turnover	29%	99%	130%	201%[6]	201%[7]	134%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	21

Financial Highlights (continued)

	Investor B
	Six Months Ended June 30, 2012 (Unaudited)

		Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$6.01	$6.03	$6.03	$5.92	$6.41	$6.26
Net investment income[1]	0.08	0.18	0.18	0.18	0.19	0.22
Net realized and unrealized gain (loss)	0.02	(0.06)[2]	0.03 [2]	0.36 [2]	(0.36)[2]	0.21 [2]
Net increase (decrease) from investment operations	0.10	0.12	0.21	0.54	(0.17)	0.43
Dividends and distributions from:
Net investment income	(0.06)	(0.14)	(0.18)	(0.43)	(0.32)	(0.28)
Tax return of capital	—	—	(0.03)	—	—	—
Total dividends and distributions	(0.06)	(0.14)	(0.21)	(0.43)	(0.32)	(0.28)
Net asset value, end of period	$6.05	$6.01	$6.03	$6.03	$5.92	$6.41

Total Investment Return[3]
Based on net asset value	1.77%[4]	2.02%	3.47%	9.54%	(2.80)%	7.10%

Ratios to Average Net Assets
Total expenses	1.88%[5]	1.84%	1.78%	1.83%	1.78%	1.77%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.88%[5]	1.84%	1.78%	1.82%	1.78%	1.77%
Net investment income	2.55%[5]	3.03%	2.94%	3.03%	2.97%	3.57%

Supplemental Data

Net assets, end of period (000)	$3,183	$4,058	$6,919	$8,595	$10,012	$13,234
Portfolio turnover	29%	99%	130%	201%[6]	201%[7]	134%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)

		Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$6.01	$6.03	$6.03	$5.92	$6.41	$6.26
Net investment income[1]	0.07	0.16	0.17	0.16	0.18	0.21
Net realized and unrealized gain (loss)	0.03	(0.05)[2]	0.02 [2]	0.37 [2]	(0.37)[2]	0.20 [2]
Net increase (decrease) from investment operations	0.10	0.11	0.19	0.53	(0.19)	0.41
Dividends and distributions from:
Net investment income	(0.06)	(0.13)	(0.17)	(0.42)	(0.30)	(0.26)
Tax return of capital	—	—	(0.02)	—	—	—
Total dividends and distributions	(0.06)	(0.13)	(0.19)	(0.42)	(0.30)	(0.26)
Net asset value, end of period	$6.05	$6.01	$6.03	$6.03	$5.92	$6.41

Total Investment Return[3]
Based on net asset value	1.67%[4]	1.78%	3.22%	9.30%	(3.00)%	6.87%

Ratios to Average Net Assets
Total expenses	2.10%[5]	2.08%	2.02%	2.05%	2.00%	1.99%
Total expenses after fees waived and/or reimbursed and paid indirectly	2.08%[5]	2.08%	2.02%	2.05%	2.00%	1.99%
Net investment income	2.34%[5]	2.77%	2.71%	2.75%	2.82%	3.44%

Supplemental Data
Net assets, end of period (000)	$24,797	$24,516	$27,260	$30,449	$20,340	$10,519
Portfolio turnover	29%	99%	130%	201%[6]	201%[7]	134%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	23

Financial Highlights (concluded)

	Investor C1
	Six Months Ended June 30, 2012 (Unaudited)

		Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$6.00	$6.02	$6.02	$5.91	$6.41	$6.26
Net investment income[1]	0.08	0.18	0.18	0.18	0.19	0.22
Net realized and unrealized gain (loss)	0.02	(0.06)[2]	0.03 [2]	0.36 [2]	(0.38)[2]	0.21 [2]
Net increase (decrease) from investment operations	0.10	0.12	0.21	0.54	(0.19)	0.43
Dividends and distributions from:
Net investment income	(0.06)	(0.14)	(0.18)	(0.43)	(0.31)	(0.28)
Tax return of capital	—	—	(0.03)	—	—	—
Total dividends and distributions	(0.06)	(0.14)	(0.21)	(0.43)	(0.31)	(0.28)
Net asset value, end of period	$6.04	$6.00	$6.02	$6.02	$5.91	$6.41

Total Investment Return[3]
Based on net asset value	1.76%[4]	2.00%	3.42%	9.50%	(2.99)%	7.10%

Ratios to Average Net Assets
Total expenses	1.90%[5]	1.87%	1.83%	1.87%	1.80%	1.78%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.90%[5]	1.87%	1.83%	1.86%	1.80%	1.78%
Net investment income	2.53%[5]	3.00%	2.89%	2.98%	2.94%	3.57%

Supplemental Data
Net assets, end of period (000)	$10,195	$11,279	$14,784	$18,840	$22,020	$30,794
Portfolio turnover	29%	99%	131%	201%[6]	201%[7]	134%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

24	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Investor C1 Shares are only available through dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used; unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	25

Notes to Financial Statements (continued)

(“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted

26	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	27

Notes to Financial Statements (continued)

statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rate (interest rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

28	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	29

Notes to Financial Statements (continued)

occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value — unaffiliated[2]	$221,189	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps	$(420,491)
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,429,010	Unrealized depreciation on foreign currency exchange contracts	(451,630)
Credit contracts	Unrealized appreciation on swaps	64,282	Unrealized depreciation on swaps	(92,199)
Total		$2,714,481		$(964,320)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
	Net Realized Gain (Loss) from
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Transactions
Interest rate contracts	$(647,073)	$(134,013)	$65,393	$(1,026,919)
Foreign currency exchange contracts	—	—	(100,655)	—
Credit contracts	—	(360,309)	—	—
Total	$(647,073)	$(494,322)	$(35,262)	$(1,026,919)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Transactions
Interest rate contracts	$(325,505)	$(151,867)	$11,797	$448,348
Foreign currency exchange contracts	—	—	120,649	—
Credit contracts	—	23,517	—	—
Total	$(325,505)	$(128,350)	$132,446	$448,348

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

30	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	83
Average number of contracts sold	361
Average notional value of contracts purchased	$13,073,066
Average notional value of contracts sold	$56,205,998
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	27
Average number of contracts — US dollars sold	16
Average US dollar amounts purchased	$83,760,346
Average US dollar amounts sold	$32,161,346
Options:
Average number of option contracts purchased	9,510,000
Average number of option contracts written	3,850,000
Average notional value of option contracts purchased	$9,510,000
Average notional value of option contracts written	$3,850,000
Credit default swaps:
Average number of contracts — buy protection	12
Average number of contracts — sell protection	9
Average notional value — buy protection	$12,925,031
Average notional value — sell protection	$6,753,130
Interest rate swaps:
Average number of contracts — pays fixed rate	4
Average number of contracts — receives fixed rate	4
Average notional value — pays fixed rate	$29,173,214
Average notional value — receives fixed rate	$7,011,855

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.60%
$1 – $3 billion	0.56%
$3 – $5 billion	0.54%
$5 – $10 billion	0.52%
Greater than $10 billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $2,199 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, record-keeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2012, the Fund paid the following to affiliates in return for these services, which is included in transfer agent in the Statement of Operations:

Institutional	$17

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	31

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$2,312
Investor A	$5,645
Investor B	$2,637

Effective June 1, 2012, the Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The current expense limitation as a percentage of average daily net assets is as follows: 0.97% for Institutional; 1.19% for Investor A, and 1.96% for Investor C. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2012, the amounts waived and/or reimbursed were as follows:

Institutional	$2,312
Investor A	$5,645
Investor C	$2,637

For the six months ended June 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $3,387.

For the six months ended June 30, 2012, affiliates received CDSC’s as follows:

Investor A	$717
Investor B	$963
Investor C	$1,705

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2012, were $28,995,707 and $37,776,529, respectively.

Purchases and sales of US government securities for the Fund for the six months ended June 30, 2012 were $5,683,166 and $11,757,254, respectively.

Transactions in options written for the six months ended June 30, 2012 were as follows:

	Calls
	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	—
Options written	$14,940	$221,248
Options expired	(3,620)	(28,486)
Options closed	(7,240)	(43,679)
Outstanding options, end of period	$4,080	$149,083

5. Income Tax Information:

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2014	$1,610,868
2016	2,060,971
2017	3,961,762
2018	1,131,250
Total	$8,764,851

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$118,534,444
Gross unrealized appreciation	$7,566,571
Gross unrealized depreciation	(3,496,911)
Net unrealized appreciation	$4,069,660

32	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

6. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	166,051	$1,001,943	671,767	$4,017,506
Shares issued to shareholders in reinvestment of dividends	42,638	258,645	106,768	639,659
Shares redeemed	(718,825)	(4,355,940)	(2,263,372)	(13,576,856)
Net decrease	(510,136)	$(3,095,352)	(1,484,837)	$(8,919,691)

Investor A
Shares sold and automatic conversion of shares	647,236	$3,917,818	1,719,854	$10,314,311
Shares issued to shareholders in reinvestment of dividends	105,456	639,390	240,316	1,438,831
Shares redeemed	(1,250,915)	(7,562,551)	(3,459,178)	(20,724,998)
Net decrease	(498,223)	$(3,005,343)	(1,499,008)	$(8,971,856)

Investor B
Shares sold	6,761	$41,020	22,642	$135,842
Shares issued to shareholders in reinvestment of dividends	4,513	27,355	13,973	83,665
Shares redeemed and automatic conversion of shares	(160,436)	(970,329)	(508,846)	(3,049,212)
Net decrease	(149,162)	$(901,954)	(472,231)	$(2,829,705)

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	33

Notes to Financial Statements (concluded)

Transactions in capital shares for each class were as follows (concluded):

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Investor C
Shares sold	522,925	$3,164,234	1,384,491	$8,293,868
Shares issued to shareholders in reinvestment of dividends	31,832	192,888	67,544	404,372
Shares redeemed	(535,599)	(3,240,706)	(1,893,057)	(11,345,040)
Net increase (decrease)	19,158	$116,416	(441,022)	$(2,646,800)

Investor C1
Shares sold	13,392	$81,003	37,419	$224,529
Shares issued to shareholders in reinvestment of dividends	11,956	72,402	31,837	190,413
Shares redeemed	(217,303)	(1,312,250)	(644,584)	(3,859,189)
Net decrease	(191,955)	$(1,158,845)	(575,328)	$(3,444,247)

Total Net Decrease	(1,330,318)	$(8,045,078)	(4,472,426)	$(26,812,299)

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock World Income Fund, Inc. (the “Fund”) met on April 10, 2012 and May 8–9, 2012 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc. and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8–9, 2012 Board meeting.

At an in-person meeting held on May 8–9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

36	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Fund ranked in the third, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, in 2011, the Fund was structurally overweight in the U.S. dollar, which suffered another round of weakness earlier in the year, and underweight the euro, which was surprisingly resilient throughout the latest bout of sovereign debt stress in peripheral European countries. In addition, the Fund’s overall short duration positioning in both the U.S. and Europe underperformed as global growth indicators weakened and treasuries received a strong flight to quality bid as investors became increasingly concerned about a deterioration in the peripheral debt situation in Europe.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by the Fund’s peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that after discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to voluntarily waive fees or reimburse expenses in order to limit, to a specified amount, the Fund’s total net expenses on a class-by-class basis, as applicable, effective June 1, 2012.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

38	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director
Fred G. Weiss, Vice Chairman of the Board and Director
Paul L. Audet, Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
Anti-Money Laundering Officer
Benjamin Archibald, Secretary[1]

[1]	Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Fund and Benjamin Archibald became Secretary of the Fund.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock International Limited
Edinburgh EH3 8JB
United Kingdom

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	39

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

40	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Commodity Strategies Fund
BlackRock Emerging Markets Fund
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Flexible Equity Fund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Managed Volatility Portfolio†
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock CoreAlpha Bond Fund
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Asset Income Portfolio†
BlackRock Secured Credit Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock US Mortgage Portfolio
BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†          Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#10788-6/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date: September 4, 2012